UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2005

SS&C TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-28430	06-1169696

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 298-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 Press Release dated May 17, 2005
EX-99.2 Press Release dated June 6, 2005
EX-99.2 Press Release dated June 6, 2005

     This Amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of disclosing the actual number of shares issued in the Merger (as defined below), the class of persons to whom the securities were sold, the exemption from registration claimed and the facts relied upon to make the exemption available. This Amendment No. 1 also files the press release announcing the closing of the Merger.

Item 3.02. Unregistered Sales of Equity Securities

     On May 16, 2005, SS&C Technologies, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Financial Interactive, Inc., a California corporation (“FI”), and FI Acquisition Corp., a California corporation and wholly-owned subsidiary of the Company (“Sub”), which provides for the merger of Sub with and into FI with FI being the surviving corporation (the “Merger”). On June 3, 2005, the Company completed the Merger, and, pursuant to the terms of the Merger Agreement, FI stockholders, in consideration for all of their shares of FI, received an aggregate of 358,424 shares of the Company’s common stock (“Common Stock”) and warrants to purchase an aggregate of 50,000 shares of Common Stock at an exercise price of $37.69 per share. The warrants are immediately exercisable in full and expire on June 3, 2010. The warrants are subject to adjustment in the event of customary dilution events such as stock splits and reverse stock splits.

     The securities issued in the Merger were issued to 11 accredited investors and are exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 under Regulation D promulgated thereunder as there was no public offering of the securities.

Item 8.01. Other Events

     Reference is made to the press releases dated May 17, 2005 and June 6, 2005, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES, INC.
Date: June 7, 2005	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release dated May 17, 2005

99.2	Press Release dated June 6, 2005

*	Previously filed with the Current Report on Form 8-K, as filed with the Securities and Exchange Commission on May 20, 2005, and incorporated herein by reference.